                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: January 8, 1998

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (973) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                         PAYMENT DATE:  01/15/98
COLLECTION PERIOD:  12/31/97


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                             $1,667,656,525.89
         b.  End of Collection Period                                                   $1,581,581,070.58
         c.  Reduction for Collection Period                                            $   86,075,455.31

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                             $   38,032,431.93
         b.  End of Collection Period                                                   $   36,991,696.99

     3.  LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period                      577
         b.  Required Payoff Amounts of Liquidated Contracts                            $    4,367,593.33
         c.  Total Reserve for Liquidation Expenses                                     $            0.00
         d.  Total Liquidation Proceeds Received(1)                                     $      679,526.36
         e.  Liquidation Proceeds Allocated to Owner Trust                              $      665,110.84
         f.  Liquidation Proceeds Allocated to Depositor                                $       14,415.52
         g.  Current Realized Losses                                                    $    3,702,482.49

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period                       1,174
         b.  Required Payoff Amounts of Prepaid Contracts                               $    7,464,282.91

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period                     0
         b.  Required Payoff Amounts of Purchased Contracts                             $            0.00



    (1) Net of any addition to reserve for liquidation expenses.



    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)


                      -------------------     -------------           ----------------------   --------------
                                                                                               % OF AGGREGATE
                           NUMBER OF              % OF                 AGGREGATE REQUIRED      REQUIRED PAYOFF
                           CONTRACTS             CONTRACTS               PAYOFF AMOUNTS            AMOUNTS
                      -------------------     -------------           ----------------------   --------------

a.   Current                 163,637             92.56%                1,519,432,161.10           93.87%

b.   31-60 days                7,214              4.08%                   56,575,869.42            3.50%

c.   61-90 days                2,833              1.60%                   20,154,614.61            1.25%

d.   91-120 days               1,344              0.76%                    8,668,252.90            0.54%

e.   120+ days                 1,755              0.99%                   13,741,869.54            0.85%

f.   Total                   176,783            100.00%               $1,618,572,767.57          100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97

    7.    HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

---------------------------------------------------------------------------------------------------------------
                         % of                   % of                     % of                     % of
                  Aggregate Required       Aggregate Required       Aggregate Required       Aggregate Required
                    Payoff Amounts           Payoff Amounts           Payoff Amounts           Payoff Amounts
 Collection           31-60 Days              61-90 Days               91-120 Days              120+ Days
  Periods              Past Due                Past Due                 Past Due                 Past Due
---------------------------------------------------------------------------------------------------------------
12/31/97                3.50%                   1.25%                    0.54%                     0.85%
11/30/97                2.78%                   0.42%                    0.24%                     0.16%
10/31/97                3.64%                   1.07%                    0.45%                     0.73%
09/30/97                3.21%                   0.95%                    0.48%                     0.82%
08/31/97                3.58%                   0.95%                    0.50%                     0.80%
07/31/97                3.11%                   0.90%                    0.53%                     0.78%
06/30/97                3.53%                   0.90%                    0.57%                     0.69%
05/31/97                3.06%                   0.99%                    0.58%                     0.63%
04/30/97                2.99%                   1.08%                    0.47%                     0.64%
03/31/97                3.73%                   0.96%                    0.46%                     0.61%
02/28/97                3.70%                   0.97%                    0.55%                     0.55%
01/31/97                3.27%                   0.97%                    0.49%                     0.40%
12/31/96                4.10%                   0.96%                    0.39%                     0.20%
11/30/96                3.49%                   0.83%                    0.34%                     0.00%
10/31/96                2.90%                   0.64%                    0.01%                     0.01%



 8.     HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                        ------------     -------------          ---------------    ----------------
                                         COLLECTION      3 COLLECTION             6 COLLECTION
                                           PERIOD           PERIODS                  PERIODS          CUMULATIVE
                                                            ENDING                   ENDING             SINCE
                                           Dec.-97          Dec.-97                  Dec. -97        CUT-OFF DATE
                                        ------------     -------------          ---------------    ----------------
a.   Number of Liquidated Contacts           577                  1,784                3,964                8,871

b.   Number of Liquidated                  0.206%                 0.636%               1.413%               3.161%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of       $4,367,593            $11,285,209          $24,659,585          $54,616,055
     Liquidated Contracts

d.   Liquidation Proceeds Allocated     $665,111            $ 3,106,044           $5,136,210           $7,772,330
     to Owner Trust

e.   Aggregate Current Realized       $3,702,482            $ 8,179,165          $19,523,375          $46,843,725
     Losses

f.   Aggregate Current Realized            0.116%                 0.257%               0.613%               1.471%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                        PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

----------------------          ------    ----------------     ------------------   ------------------     -----------------
                                          Principal Balance     Class Factor  as     Principal Balance      Class Factor as
                                Coupon   as of Jan. 15, 1998    of Jan. 15, 1998    as of  Dec. 15, 1997    of  Dec. 15, 1997
 Class                           Rate       Payment Date          Payment Date         Payment Date           Payment Date
----------------------          ------    ----------------     ------------------   ------------------     -----------------
a.   Class A-1 Notes            5.60%     $          0              0.00000           $          0             0.00000

b.   Class A-2 Notes            5.95%     $285,193,439              0.41035           $372,309,629             0.53570

c.   Class A-3 Notes            6.11%     $659,000,000              1.00000           $659,000,000             1.00000

d.   Class A-4 Notes            6.28%     $400,220,000              1.00000           $400,220,000             1.00000

e.   Class B Notes              6.57%     $178,500,000              1.00000           $178,500,000             1.00000

f.   Equity Certificates        6.75%     $ 95,659,329              0.75021           $ 95,659,329             0.75021

g.   Total                      N.A.    $1,618,572,768              0.50815         $1,705,688,958             0.53550


Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $1,618,572,768 and the CCA balance is $163,518,182.64.

    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                 $1,705,688,957.82

        b.  Contract Pool Principal Balance (End of Collection Period)                 $1,581,581,070.58

        c.  Monthly Principal Amount                                                   $  124,107,887.24


    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                $   88,110,397.26

        b.  Liquidation Proceeds Allocated to Owner Trust                              $      665,110.84

        c.  Required Payoff Amounts of Prepaid Contracts                               $    7,464,282.91

        d.  Required Payoff Amounts of Purchased Contracts                             $            0.00

        e.  Proceeds of Clean-up Call                                                  $            0.00

        f.  Investment Earnings on Collection Account and Note Distribution Account    $      284,065.71

        g.  Extension Fees Allocated to Owner Trust                                    $       17,041.37

        h.  Total Gross Collections (sum of (a) through (g))                           $   96,540,898.09

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                    $   96,540,898.09

        b.  Withdrawal from Cash Collateral Account                                    $    1,123,733.84

        c.  Total Available Funds                                                      $   97,664,631.93


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97



5.   APPLICATION OF AVAILABLE FUNDS

    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------
     a.   Total Available Funds                                                 $   97,664,631.93

     b.   Servicing Fee                         $1,737,142.21                       95,927,489.72

     c.   Interest on Notes:

          i)   Class A-1 Notes                           0.00                       95,927,489.72

          ii)  Class A-2 Notes                   1,846,035.24                       94,081,454.48

          iii) Class A-3 Notes                   3,355,408.33                       90,726,046.14

          iv)  Class A-4 Notes                   2,094,484.67                       88,631,561.48

          v)   Class B Notes                       977,287.50                       87,654,273.98

     d.   Interest on Equity                       538,083.73                       87,116,190.25
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                           0.00                       87,116,190.25

          ii)  Class A-2 Notes                  87,116,190.25                                0.00

          iii) Class A-3 Notes                           0.00                                0.00

          iv)  Class A-4 Notes                           0.00                                0.00

          v)   Class B Notes                             0.00                                0.00

          vi)  Equity Certificates                       0.00                                0.00

     f.   Deposit to Cash                                0.00                                0.00
          Collateral Account
     G.   Amount to be applied in                        0.00                                0.00
          accordance with CCA
          Loan Agreement
     H.   Balance, if any, to Equity                     0.00                                0.00
          Certificates


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

     ---------------------------------------------------              ---------------------------
                                                                            January 1998
                            ITEM                                             PAYMENT DATE
     ---------------------------------------------------              ---------------------------
     a. Available Cash Collateral Amount (Beginning)                      $ 170,559,974.40

     b. Deposits to Cash Collateral Account                                           0.00

     c. Withdrawals from Cash Collateral Account                          $   1,123,733.84

     d. Releases of Cash Collateral Account Surplus                       $   5,918,057.92
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                            $ 163,518,182.64
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                                  $ 163,518,182.64

     g. Cash Collateral Account Shortfall                                             0.00
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                                 $ 207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance                      $ 126,526,485.65

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                                $  36,991,696.99

        3) Total                                                          $ 163,518,182.64

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                            $  63,704,600.00

     d. Requisite Cash Collateral Amount                                  $ 163,518,182.64

    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                                       0.00

         b. Principal Deficiency Amount                                       1,123,733.84

         c. Principal Payable at Stated Maturity Date of                              0.00
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals                         1,123,733.84

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------    ---------------     --------------    ---------------   -------------    ----------------  --------------
   Distribution           Class A-1          Class A-2         Class A-3         Class A-4          Class B           Equity
     Amounts                 Notes              Notes             Notes             Notes            Notes          Certificates
-------------------    ---------------     -------------     ---------------   -------------    ----------------  --------------
1. Interest Due         $         0.00      $1,846,035.24      $3,355,408.33     $2,094,484.67     $977,287.50      $538,083.73

2. Interest Paid        $         0.00      $1,846,035.24      $3,355,408.33     $2,094,484.67     $977,287.50      $538,083.73

3. Interest Shortfall   $         0.00              $0.00              $0.00             $0.00           $0.00            $0.00
   ((1) minus (2))

4. Principal Paid       $         0.00      $87,116,190.25             $0.00             $0.00           $0.00            $0.00

5. Total Distribution   $         0.00      $88,962,225.49     $3,355,408.33     $2,094,484.67     $977,287.50      $538,083.73
   Amount
   ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE:  01/15/98
COLLECTION PERIOD: 12/31/97


V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------                  -------------------      -----------------
                                                       AS OF END               AS OF END
                                                       OF December  97         OF November 97
                                                       COLLECTION              COLLECTION
ITEM                                                   PERIOD                  PERIOD
----------------------------------                  -------------------      -----------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                     280,634

    b. Cut-Off Date Contract Pool Principal             $3,185,229,329
       Balance

    c. Original Weighted Average Remaining              38.6 months
       Term

    d. Weighted Average Original Term                   56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                              176,783                 183,939

    b. Average Contract                                 $8,946.45               $9,066.36
       Principal Balance

    c. Weighted Average Remaining Term                  29.9 months             30.4 months

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 01/08/98                           PAYMENT DATE: 01/15/98
COLLECTION PERIOD: 12/31/97

VI.   Capita Equpiment Receivables Trust 1996-1 Prepayment Speeds


                              Since Issue
Period                           CPR
-------------------------    -------------
    0       Oct-96

    1       Nov-96           10.866%

    2       Dec-96            7.964%

    3       Jan-97            8.606%

    4       Feb-97            8.254%

    5       Mar-97            7.615%

    6       April-97          7.211%

    7       May-97            8.268%

    8       June-97           7.752%

    9       Jul-97            7.784%

   10       Aug-97            7.781%

   11       Sep-97            7.506%

   12       Oct-97            7.348%

   13       Nov-97            7.346%

   14       Dec-97            6.629%

   15       Jan-98            6.741%


                              Servicer Certificate




     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on January 15, 1998.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

Glenn A. Votek
------------------------------
By: Glenn A. Votek

Vice President and Treasurer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           AT&T CAPITAL CORPORATION


                                           Glenn A. Votek
                                           ------------------------------
                                           By: Glenn A. Votek

                                           Vice President and Treasurer



January 15, 1998